EXHIBIT 10.6

                              GULFWEST ENERGY, INC.

                            2005 STOCK INCENTIVE PLAN

                         STOCK OPTION EXERCISE AGREEMENT





         This Stock Option Exercise Agreement (the "EXERCISE AGREEMENT") is made and entered into as of _________________ (the "EFFECTIVE DATE"), by and between GulfWest Energy, Inc., a Texas corporation (the "Company"), and the purchaser named below (the "PURCHASER"). Capitalized terms not defined herein shall have the meanings ascribed to them in the Company's 2005 Stock Incentive Plan (the "PLAN") or the Stock Option Agreement.

     Participant:
                                                 ------------------------------

     Social Security Number:
                                                 ------------------------------

     Address:
                                                 ------------------------------



     Option Shares Being Purchased:
                                                 ------------------------------

     Exercise Price Per Share:
                                                 ------------------------------

     Date of Grant:
                                                 ------------------------------

     Expiration Date:
                                                 ------------------------------

     Type of Stock Option:                       |_|  Incentive Stock Option
                                                 |_|  Nonqualified Stock Option

    1. EXERCISE OF OPTION.

         1.1. EXERCISE. Pursuant to exercise of that certain option (the "OPTION") granted to Purchaser under the Plan and the Stock Option Agreement and subject to the terms and conditions of this Exercise Agreement, Purchaser hereby purchases from the Company, and the Company hereby sells to Purchaser, the Total Number of Shares set forth above (the "SHARES") of the Company's Common Stock at the Exercise Price Per Share set forth above (the "EXERCISE PRICE"). As used in this Exercise Agreement, the term "SHARES" refers to the Shares purchased under this Exercise Agreement and includes all securities received (a) in replacement of the Shares, (b) as a result of stock dividends or stock splits with respect to the Shares, and (c) all securities received in replacement of the Shares in a merger, recapitalization, reorganization or similar corporate transaction.



                   GULFWEST ENERGY, INC. STOCK OPTION EXERCISE AGREEMENT  Page 1

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         1.2.  TITLE TO SHARES.  The exact  spelling of the name(s)  under which
Purchaser will take title to the Shares is:


         Purchaser desires to take title to the Shares as follows:
         |_|      Individual, as separate property
         |_|      Husband and wife, as community property
         |_|      Joint Tenants
         |_|      Other; please specify:
                                        -----------------------------------


         1.3. PAYMENT. Purchaser hereby delivers payment of the Exercise Price:

         |_| in cash (by check), whether or not acquired through a loan from the Company, in the amount of $_________, receipt of which is acknowledged by the Company;

         |_| by a broker assisted cashless exercise procedure that has been approved by the Company;

         |_| by tender of _______ shares of the Company's Common Stock that has been owned for at least six months in a Stock-for-Stock exercise;

         |_| by delivery of a promissory note payable to the Company, in the amount of $_________; or

         |_| other method or form of consideration that is acceptable to the Plan Administrator in its sole discretion.

         Payment of the Exercise Price in any form other than cash is subject to the advance approval of the Plan Administrator in its sole discretion.

    2. DELIVERY.

         2.1. DELIVERIES BY PURCHASER.  Purchaser hereby delivers to the Company
(a) this Exercise Agreement, (b) if Purchaser is married, a consent of spouse in the form of EXHIBIT A attached hereto executed by Purchaser's spouse, (c) the Exercise Price and payment or other provision for any applicable tax obligations in the form of a check, or, if permitted under applicable law and permitted by the Administrator, a secured full recourse promissory note ("NOTE") and (d) if the Purchaser has provided a Note for exercise of the Shares, a stock pledge agreement executed by Purchaser ("PLEDGE AGREEMENT") and two (2) copies of a blank stock power ("STOCK POWER"), both executed by Purchaser (and Purchaser's spouse, if any).

                   GULFWEST ENERGY, INC. STOCK OPTION EXERCISE AGREEMENT  Page 2
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         2.2. DELIVERIES BY THE COMPANY. Upon its receipt of the Exercise Price, payment or other provision for any applicable tax obligations and all the documents to be executed and delivered by Purchaser to the Company under SECTION
2.1 hereof, the Company will issue a duly executed stock certificate evidencing the Shares in the name of Purchaser, PROVIDED, HOWEVER, if the Purchaser has provided a Note for exercise of the Shares, such stock certificate shall be placed in escrow as provided in SECTION 10 hereof to secure payment of Purchaser's obligation under the Note.


    3. REPRESENTATIONS AND WARRANTIES OF PURCHASER. Purchaser represents and warrants to the Company that:

         3.1. AGREES TO TERMS OF THE PLAN. Purchaser has received a copy of the Plan and the Stock Option Agreement, has read and understands the terms of the Plan, the Stock Option Agreement and this Exercise Agreement, and agrees to be bound by their terms and conditions. Purchaser acknowledges that there may be adverse tax consequences upon exercise of the Option or disposition of the Shares, and that Purchaser should consult a tax advisor prior to such exercise or disposition.

         3.2. SEC RULE 144. Purchaser understands that Rule 144 promulgated under the Securities Act may indefinitely restrict transfer of the Shares so long as Purchaser remains an "affiliate" of the Company or if "current public information" about the Company (as defined in Rule 144) is not publicly available.

         4. COMPLIANCE WITH SECURITIES LAWS. Purchaser understands and acknowledges that, notwithstanding any other provision of the Stock Option Agreement to the contrary, the exercise of any rights to purchase any Shares is expressly conditioned upon compliance with the Securities Act and all applicable state securities laws. Purchaser agrees to cooperate with the Company to ensure compliance with such laws.

         5. RIGHTS AS A STOCKHOLDER. Subject to the terms and conditions of this Exercise Agreement, Purchaser will have all of the rights of a stockholder of the Company with respect to the Shares from and after the date that Shares are issued to Purchaser until such time as Purchaser disposes of the Shares.

         6. ESCROW. If the Purchaser has provided a Note for exercise of the Shares, as security for Purchaser's faithful performance of this Exercise Agreement, Purchaser agrees, immediately upon receipt of the stock certificate(s) evidencing the Shares, to deliver such certificate(s), together with the Stock Powers executed by Purchaser and by Purchaser's spouse, if any (with the date and number of Shares left blank), to the Secretary of the Company or other designee of the Company (the "ESCROW HOLDER"), who is hereby appointed to hold such certificate(s) and Stock Powers in escrow and to take all such actions and to effectuate all such transfers and/or releases of such Shares as are in accordance with the terms of this Exercise Agreement. Purchaser and the Company agree that Escrow Holder will not be liable to any party to this Exercise Agreement (or to any other party) for any actions or omissions unless Escrow Holder is grossly negligent or intentionally fraudulent in carrying out the duties of Escrow Holder under this Exercise Agreement. Escrow Holder may rely upon any letter, notice or other document executed with any signature purported to be genuine and may rely on the advice of counsel and obey any order of any court with respect to the transactions contemplated by this Exercise Agreement. The Shares will remain in escrow so long as they are subject to the Pledge Agreement.


                   GULFWEST ENERGY, INC. STOCK OPTION EXERCISE AGREEMENT  Page 3
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         7. TAX  CONSEQUENCES.  PURCHASER  UNDERSTANDS THAT PURCHASER MAY SUFFER
ADVERSE TAX CONSEQUENCES AS A RESULT OF PURCHASER'S PURCHASE OR DISPOSITION OF THE SHARES. PURCHASER REPRESENTS: (a) THAT PURCHASER HAS CONSULTED WITH ANY TAX ADVISOR THAT PURCHASER DEEMS ADVISABLE IN CONNECTION WITH THE PURCHASE OR DISPOSITION OF THE SHARES AND (b) THAT PURCHASER IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE. IN ADDITION TO THE FOREGOING, THE COMPANY SHALL HAVE NO LIABILITY TO ANY PARTICIPANT OR ANY OTHER PERSON IF AN OPTION DESIGNATED AS AN INCENTIVE STOCK OPTION FAILS TO QUALIFY AS SUCH AT ANY TIME OR IF AN OPTION IS DETERMINED TO CONSTITUTE "NONQUALIFIED DEFERRED COMPENSATION" WITHIN THE MEANING OF SECTION 409A OF THE CODE AND THE TERMS OF SUCH OPTION DO NOT SATISFY THE ADDITIONAL CONDITIONS APPLICABLE TO NONQUALIFIED DEFERRED COMPENSATION UNDER
SECTION 409A OF THE CODE AND SECTION 7 OF THE PLAN.

         8. COMPLIANCE WITH LAWS AND REGULATIONS. The issuance and transfer of the Shares will be subject to and conditioned upon compliance by the Company and Purchaser with all applicable state, local and U.S. Federal laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company's Common Stock may be listed or quoted at the time of such issuance or transfer.

         9. OBLIGATION TO SELL. Notwithstanding anything herein to the contrary, if at any time following Optionee's acquisition of shares of Stock hereunder, stockholders of the Company owning 51% or more of the shares of the Company (on a fully diluted basis) (the "CONTROL SELLERS") enter into an agreement (including any agreement in principal) to transfer all of their shares to any person or group of persons who are not affiliated with the Control Sellers, such Control Sellers may require each stockholder who is not a Control Seller (a "NON-CONTROL SELLER") to sell all of their shares to such person or group of persons at a price and on terms and conditions the same as those on which such Control Sellers have agreed to sell their shares, other than terms and conditions relating to the performance or non-performance of services. For the purposes of the preceding sentence, an affiliate of a Control Seller is a person who controls, which is controlled by, or which is under common control with, the Control Seller.

         10. SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this Exercise Agreement. This Exercise Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. This exercise Agreement will be binding upon Purchaser and Purchaser's heirs, executors, administrators, legal representatives, successors and assigns.

         11. GOVERNING LAW; SEVERABILITY. This Exercise Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to its conflict of law principles. If any provision of this Exercise Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.



                    GULFWEST ENERGY, INC. STOCK OPTION EXERCISE AGREEMENT Page 4
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         12.  NOTICES.  Any  notice  required  to be given or  delivered  to the
Company shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to Purchaser shall be in writing and addressed to Purchaser at the address indicated above or to such other address as Purchaser may designate in writing from time to time to the Company. All notices shall be deemed effectively given upon personal delivery, (a) five (5) days after deposit in the United States mail by certified or registered mail (return receipt requested),
(b) two (2) business day after its deposit with any return receipt express courier (prepaid), or (c) one (1) business day after transmission by facsimile.

         13. FURTHER INSTRUMENTS. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Exercise Agreement.

         14. HEADINGS. The captions and headings of this Exercise Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Exercise Agreement.

         15. ENTIRE AGREEMENT. The Plan, the Stock Option Agreement, this Exercise Agreement, together with all Exhibits thereto constitute the entire agreement and understanding of the parties with respect to the subject matter of this Exercise Agreement, and supersede all prior understandings and agreements, whether oral or written, between the parties hereto with respect to the specific subject matter hereof. If there is any inconsistency between the terms of this Exercise Agreement and the terms of the Plan and Stock Option Agreement, the terms of the Plan and Stock Option Agreement shall govern and control.

                            [SIGNATURE PAGE FOLLOWS]




                    GULFWEST ENERGY, INC. STOCK OPTION EXERCISE AGREEMENT Page 5
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         IN WITNESS WHEREOF,  the Company has caused this Exercise  Agreement to be executed in triplicate by its duly authorized representative and Purchaser has executed this Exercise Agreement in triplicate as of the Effective Date, indicated above.

                                              GULFWEST ENERGY, INC.



                                              By:
                                              -----------------------------
                                              Name:
                                              -----------------------------
                                              Title:
                                              -----------------------------


                                              PARTICIPANT



                                             ------------------------------
                                              (Signature)

                                              Printed Name:
                                              -----------------------------





                    GULFWEST ENERGY, INC. STOCK OPTION EXERCISE AGREEMENT Page 6
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                                    EXHIBIT A

                                 SPOUSE CONSENT

                                 SPOUSE CONSENT

         The   undersigned   spouse   of    ____________________________    (the
"PURCHASER") has read, understands, and hereby approves the Stock Option Exercise Agreement (the "AGREEMENT") between Purchaser and GulfWest Energy, Inc., a Texas corporation (the "COMPANY"). In consideration of the Company's granting my spouse the right to purchase the Shares as set forth in the Agreement, the undersigned hereby agrees to be irrevocably bound by the Agreement and further agrees that any community property interest I may have in the Shares shall similarly be bound by the Agreement. The undersigned hereby appoints Purchaser as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement.



                                           Dated:
                                           -------------------------------

                                           SPOUSE



                                           -------------------------------
                                           (Signature)

                                           -------------------------------
                                           Printed Name

                                           Address:
                                           -------------------------------

                                           -------------------------------

                                           -------------------------------